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                                                                   Exhibit10(kk)


                                                                  March 25, 2005


Kenneth R. Rieth
President
Riviera Tool Company
5460 Executive Parkway S.E.
Grand Rapids, Michigan 49512-5507

RE: FORBEARANCE AGREEMENT AMONG COMERICA BANK ("BANK") AND RIVIERA TOOL COMPANY ("BORROWER") DATED NOVEMBER 16, 2004, AS AMENDED BY A FIRST AMENDMENT DATED DECEMBER 15, 2004, A SECOND AMENDMENT DATED DECEMBER 22, 2004, A THIRD AMENDMENT DATED JANUARY 6, 2005, A FOURTH AMENDMENT DATED JANUARY 24, 2005, A FIFTH AMENDMENT DATED FEBRUARY 9, 2005, A SIXTH AMENDMENT DATED FEBRUARY 17, 2005 AND A SEVENTH AMENDMENT DATED MARCH 17, 2005 (AS AMENDED, "FORBEARANCE AGREEMENT")

Dear Mr. Rieth:

Borrower has requested that Bank amend the Forbearance Agreement.

Subject to timely, written acceptance by Borrower of the following conditions in this eighth amendment to the Forbearance Agreement ("Eighth Amendment"), and the additional acknowledgment required below, Bank is willing to continue to forbear until April 29, 2005, subject to earlier termination as provided below, from further action to collect the Liabilities:

FUTURE ADMINISTRATION OF THE LIABILITIES AND THE FINANCING ARRANGEMENTS BETWEEN BANK AND BORROWER SHALL CONTINUE TO BE GOVERNED BY THE COVENANTS, TERMS AND CONDITIONS OF THE FORBEARANCE AGREEMENT AND THE OTHER LOAN DOCUMENTS, WHICH ARE RATIFIED AND CONFIRMED AND INCORPORATED BY THIS REFERENCE, EXCEPT TO THE EXTENT THAT THE FORBEARANCE AGREEMENT AND THE OTHER LOAN DOCUMENTS HAVE BEEN SUPERSEDED, AMENDED, MODIFIED OR SUPPLEMENTED BY THIS EIGHTH AMENDMENT OR ARE INCONSISTENT WITH THIS EIGHTH AMENDMENT, THEN THIS EIGHTH AMENDMENT SHALL GOVERN.

BORROWER ACKNOWLEDGES BANK IS UNDER NO OBLIGATION TO ADVANCE FUNDS OR EXTEND CREDIT TO BORROWER UNDER THE LOAN DOCUMENTS, OR OTHERWISE. 100% OF BORROWER'S CASH INFLOWS WILL CONTINUE TO BE APPLIED TO THE LINE OF CREDIT NOTE. SUBJECT TO MAINTAINING AN ADVISORY "FORMULA AMOUNT" (DEFINED BELOW) EQUAL TO OR GREATER THAN THE BALANCE OWING ON THE LINE OF CREDIT NOTE (PLUS THE AMOUNT OF OUTSTANDING LETTERS OF CREDIT), AND PROVIDED THERE ARE NO DEFAULTS UNDER THE TERMS OF THE FORBEARANCE AGREEMENT AS AMENDED BY THIS EIGHTH AMENDMENT, AND NO FURTHER DEFAULTS UNDER THE OTHER LOAN DOCUMENTS, BANK MAY, IN ITS SOLE DISCRETION, CONTINUE TO ADVANCE TO BORROWER UNDER THE LINE OF CREDIT NOTE, IN ACCORDANCE WITH THE LOAN DOCUMENTS, THROUGH APRIL 29, 2005.

         Effective immediately, the maximum amount available under the Line of Credit Note is $3,750,000.

         The "Formula Amount" is defined as follows: as of the date of any determination, the sum of: (a) eighty percent (80%) of Eligible Accounts Receivable, less than 120 days past invoice, plus; (b) the lesser of (i) $1,350,000 or (ii) 35% of WIP (defined below) (but excluding WIP for R. J. Tower, Inc. or any of its affiliates or subsidiaries ("Tower"), Oxford, Mercedes and/or Gestamp); less (c) $205,000 until March 31, 2005. "WIP" means work in process, calculated based on cost, net of progress payments received from any one customer, and excludes (x) inventory that has been delivered to a customer, (y) advance billings,

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         on a customer basis, in excess of cost and (z) outsourced or subcontracted inventory that is not in Borrower's possession or not paid for by Borrower. Accounts owing by Benteler de Mexico that are otherwise Eligible Accounts, shall be included in determining the Formula Amount. Accounts owed by Oxford Automotive, Inc. ("Oxford") Mercedes-Benz U.S. International, Inc. ("Mercedes") or Gestamp Alabama ("Gestamp") shall not be included in Eligible Accounts. Except for those Accounts owing as of February 8, 2005, Accounts owed by Tower shall not be included in Eligible Accounts. All previous definitions of Advance Formula or Formula Amount are superceded by the foregoing.

         In the event the balance on the Line of Credit Note (plus the amount of outstanding letters of credit) exceeds the Advance Formula at any time, no advances will be allowed. Each borrowing request must be accompanied by an accounts receivable report, in form satisfactory to Bank, with a minimum of one report per week. In addition, Borrower will provide to Bank weekly a WIP report, in form satisfactory to Bank. Each report shall also include a detailed list of current ineligible accounts and a statement of those ineligible accounts collected.

THE HILLSTREET FUND II, L.P. ("HILLSTREET"), BY ITS SIGNATURE BELOW, (A) REPRESENTS AND WARRANTS TO BANK THAT IT IS THE ONLY HOLDER OF SUBORDINATED DEBT,
(B) CONSENTS TO AND ACKNOWLEDGES THE TERMS OF THE FORBEARANCE AGREEMENT, AS AMENDED BY THIS EIGHTH AMENDMENT AND (C) AGREES TO FORBEAR FROM EXERCISING ANY RIGHTS OR REMEDIES AGAINST BORROWER OR ITS ASSETS UNTIL THE TERMINATION OF BANK'S FORBEARANCE UNDER THIS EIGHTH AMENDMENT (AND THE FAILURE OF HILLSTREET TO DO SO SHALL BE A DEFAULT UNDER THIS EIGHTH AMENDMENT). BORROWER SHALL MAKE THE QUARTERLY PAYMENT DUE TO HILLSTREET ON MARCH 31, 2005.

CONCURRENTLY WITH EXECUTION OF THIS EIGHTH AMENDMENT, BORROWER WILL PAY TO BANK A FULLY EARNED, NON-REFUNDABLE FEE OF $25,000. IN THE EVENT THE LIABILITIES ARE NOT PAID IN FULL BY APRIL 22, 2005, BORROWER WILL PAY BANK AN ADDITIONAL FULLY EARNED, NON-REFUNDABLE FEE OF $125,000 ON OR BEFORE APRIL 25, 2005.

BORROWER SHALL CONTINUE TO PROVIDE TO BANK ALL REPORTING REQUIRED BY THE FORBEARANCE AGREEMENT AND THE OTHER LOAN DOCUMENTS.

THIS EIGHTH AMENDMENT SHALL BE GOVERNED AND CONTROLLED IN ALL RESPECTS BY THE LAWS OF THE STATE OF MICHIGAN, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, INCLUDING INTERPRETATION, ENFORCEABILITY, VALIDITY AND CONSTRUCTION.

BANK EXPRESSLY RESERVES THE RIGHT TO EXERCISE ANY OR ALL RIGHTS AND REMEDIES PROVIDED UNDER THE FORBEARANCE AGREEMENT AND THE OTHER LOAN DOCUMENTS AND APPLICABLE LAW EXCEPT AS MODIFIED HEREIN. BANK'S FAILURE TO EXERCISE IMMEDIATELY SUCH RIGHTS AND REMEDIES SHALL NOT BE CONSTRUED AS A WAIVER OR MODIFICATION OF THOSE RIGHTS OR AN OFFER OF FORBEARANCE.

THIS EIGHTH AMENDMENT WILL INURE TO THE BENEFIT OF BANK AND ALL ITS PAST, PRESENT AND FUTURE PARENTS, SUBSIDIARIES, AFFILIATES, PREDECESSORS AND SUCCESSOR CORPORATIONS AND ALL OF THEIR SUBSIDIARIES AND AFFILIATES.

BANK ANTICIPATES THAT DISCUSSIONS ADDRESSING THE LIABILITIES MAY TAKE PLACE IN THE FUTURE. DURING THE COURSE OF SUCH DISCUSSIONS, BORROWER AND BANK, MAY TOUCH UPON AND POSSIBLY REACH A PRELIMINARY UNDERSTANDING ON ONE OR MORE ISSUES PRIOR TO CONCLUDING NEGOTIATIONS. NOTWITHSTANDING THIS FACT AND ABSENT AN EXPRESS WRITTEN WAIVER BY BANK, BANK WILL NOT BE BOUND BY AN AGREEMENT ON ANY INDIVIDUAL ISSUES UNLESS AND UNTIL AN AGREEMENT IS REACHED ON ALL ISSUES AND SUCH AGREEMENT IS REDUCED TO WRITING AND SIGNED BY BORROWER AND BANK.

AS OF THE DATE OF THIS EIGHTH AMENDMENT, THERE ARE NO OTHER OFFERS OUTSTANDING FROM BANK TO BORROWER. ANY PRIOR OFFER BY BANK, WHETHER ORAL OR WRITTEN IS HEREBY RESCINDED IN FULL. THERE ARE NO ORAL AGREEMENTS BETWEEN BANK AND BORROWER; ANY AGREEMENTS CONCERNING THE LIABILITIES ARE EXPRESSED ONLY IN THE FORBEARANCE AGREEMENT (AS AMENDED BY THIS EIGHTH AMENDMENT) AND THE OTHER LOAN DOCUMENTS. THE DUTIES AND OBLIGATIONS OF BORROWER AND BANK SHALL BE ONLY AS



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SET FORTH IN THE FORBEARANCE AGREEMENT, THE OTHER LOAN DOCUMENTS AND THIS EIGHTH
AMENDMENT, WHEN EXECUTED BY ALL PARTIES.

BORROWER ACKNOWLEDGES THAT IT HAS REVIEWED (OR HAS HAD THE OPPORTUNITY TO REVIEW) THIS EIGHTH AMENDMENT WITH COUNSEL OF ITS CHOICE AND HAS EXECUTED THIS EIGHTH AMENDMENT OF ITS OWN FREE WILL AND ACCORD AND WITHOUT DURESS OR COERCION OF ANY KIND BY BANK OR ANY OTHER PERSON OR ENTITY.

BORROWER AGREES TO INDEMNIFY, DEFEND (WITH COUNSEL ACCEPTABLE TO BANK IN ITS SOLE DISCRETION) AND HOLD HARMLESS BANK FOR ANY CLAIM, CAUSE OF ACTION, COUNTERCLAIM, OFFSET OR ALLEGATION, ARISING AT ANY TIME AND WHENEVER ASSERTED BY OXFORD, MERCEDES AND/OR GESTAMP AGAINST BANK THAT ARISES FROM OR RELATES TO THE RELATIONSHIP BETWEEN OR AMONG (A) OXFORD, MERCEDES AND/OR GESTAMP AND/OR (B) BORROWER.

BORROWER AND BANK ACKNOWLEDGE AND AGREE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS EIGHTH AMENDMENT, THE FORBEARANCE AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE LIABILITIES.

DEFAULTS HAVE OCCURRED UNDER THE LOAN DOCUMENTS. BORROWER, TO THE FULLEST EXTENT ALLOWED UNDER APPLICABLE LAW, WAIVES ALL NOTICES THAT BANK MIGHT BE REQUIRED TO GIVE BUT FOR THIS WAIVER, INCLUDING ANY NOTICES OTHERWISE REQUIRED UNDER SECTION 6 OF ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE AS ENACTED IN THE STATE OF MICHIGAN OR THE RELEVANT STATE CONCERNING THE APPLICABLE COLLATERAL (AND UNDER ANY SIMILAR RIGHTS TO NOTICE GRANTED IN ANY ENACTMENT OF REVISED ARTICLE 9 OF THE UNIFORM COMMERCIAL CODE). FURTHERMORE, BORROWER WAIVES (A) THE RIGHT TO NOTIFICATION OF DISPOSITION OF THE COLLATERAL UNDER SECTION 9-611 OF THE UNIFORM COMMERCIAL CODE, (B) THE RIGHT TO REQUIRE DISPOSITION OF THE COLLATERAL UNDER
SECTION 9-620(E) OF THE UNIFORM COMMERCIAL CODE, AND (C) ALL RIGHTS TO REDEEM ANY OF THE COLLATERAL UNDER SECTION 9-623 OF THE UNIFORM COMMERCIAL CODE.

BORROWER HEREBY WAIVES, DISCHARGES AND FOREVER RELEASES BANK, BANK'S EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS, AFFILIATES AND SUCCESSORS AND ASSIGNS, FROM AND OF ANY AND ALL CLAIMS, CAUSES OF ACTION, DEFENSES, COUNTERCLAIMS OR OFFSETS AND/OR ALLEGATIONS BORROWER MAY HAVE OR MAY HAVE MADE OR WHICH ARE BASED ON FACTS OR CIRCUMSTANCES ARISING AT ANY TIME UP THROUGH AND INCLUDING THE DATE OF THIS EIGHTH AMENDMENT, WHETHER KNOWN OR UNKNOWN, AGAINST ANY OR ALL OF BANK, BANK'S EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS, AFFILIATES AND SUCCESSORS AND ASSIGNS.

THIS EIGHTH AMENDMENT MAY BE EXECUTED IN COUNTERPARTS AND DELIVERED BY FACSIMILE AND THE COUNTERPARTS AND/OR FACSIMILES, WHEN PROPERLY EXECUTED AND DELIVERED BY THE SIGNING DEADLINE, WILL CONSTITUTE A FULLY EXECUTED COMPLETE AGREEMENT.

BORROWER SHALL PROPERLY EXECUTE THIS EIGHTH AMENDMENT AND DELIVER SAME TO THE UNDERSIGNED BY NO LATER THAN 5:00 P.M. ON MARCH 25, 2005. BORROWER WILL OBTAIN HILLSTREET'S SIGNATURE BELOW BY NO LATER THAN NOON ON MARCH 28, 2005. FAILURE TO DO SO, WILL BE DEFAULT. UPON SUCH EXECUTION, THIS EIGHTH AMENDMENT SHALL BE EFFECTIVE AS OF MARCH 21, 2005.


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Bank reserves the right to terminate its forbearance prior to April 29, 2005, in the event of any new defaults under the Loan Documents, defaults under the Forbearance Agreement or this Eighth Amendment, in the event of further deterioration in the financial condition of Borrower or further deterioration in Bank's collateral position, and/or in the event Bank, for any reason, believes that the prospect of payment or performance is impaired.

Very truly yours,



Karl R. Norton
Account Officer
Special Assets Group
99 Monroe Avenue, NW, Suite 1000
Grand Rapids, Michigan 49503
(616) 776-5786
Fax: (616) 752-4732

ACKNOWLEDGED AND AGREED:

         "BORROWER"

RIVIERA TOOL COMPANY


By:
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Its:
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Date:  March 25, 2005